                                                                 EXHIBIT (a)(13)

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

     AMERICAN CENTURY  QUANTITATIVE  EQUITY FUNDS, INC., a Maryland  corporation
whose  principal  Maryland  office  is  located  in  Baltimore,   Maryland  (the
"Corporation"),  hereby  certifies to the State  Department of  Assessments  and
Taxation of Maryland that:

     FIRST:  The  Corporation  is  registered  as an open-end  company under the
Investment Company Act of 1940.

     SECOND: Pursuant to authority expressly vested in the Board of Directors by
Article  FIFTH and  Article  SEVENTH of the  Articles  of  Incorporation  of the
Corporation,  the Board of Directors of the  Corporation  has  increased in some cases and  decreased  in some  cases the  number of shares of  capital  stock of certain series that the  Corporation  has authority to issue in accordance  with
Section 2-105(c) of the Maryland General Corporation Law (the "Reallocation").

     THIRD:  Immediately  prior  to the  Reallocation  the  Corporation  had the authority  to issue  Three  Billion  (3,000,000,000)  shares of  capital  stock.
Following the  Reallocation,  the  Corporation  has the authority to issue Three
Billion (3,000,000,000) shares of capital stock.

     FOURTH:  The par value of shares of the Corporation's  capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

     FIFTH:  Immediately prior to the  Reallocation,  the aggregate par value of all  shares of stock that the  Corporation  was  authorized  to issue was Thirty
Million  Dollars  ($30,000,000).  After giving effect to the  Reallocation,  the aggregate par value of all shares of stock that the Corporation is authorized to issue is Thirty Million Dollars ($30,000,000).

     SIXTH:  Immediately prior to the Reallocation,  the fourteen (14) Series of stock of the  Corporation  and the number of shares and  aggregate  par value of each was as follows:

SERIES                                NUMBER OF SHARES       AGGREGATE PAR VALUE
------                                ----------------       -------------------
Global Gold Fund                         260,000,000              $ 2,600,000
Income & Growth Fund                     480,000,000              $ 4,800,000
Equity Growth Fund                       470,000,000              $ 4,700,000
Utilities Fund                           110,000,000              $ 1,100,000
Disciplined Growth Fund                  130,000,000              $ 1,300,000
Long-Short Equity Fund                   200,000,000              $ 2,000,000
Small Company Fund                       610,000,000              $ 6,100,000
NT Equity Growth Fund                     50,000,000              $   500,000
NT Small Company Fund                     50,000,000              $   500,000
International Core Equity Fund           190,000,000              $ 1,900,000
Equity Growth 130/30 Fund                200,000,000              $ 2,000,000
Disciplined Growth 130/30 Fund           200,000,000              $ 2,000,000
Core Equity Fund                          25,000,000              $   250,000
Quantitive Equity Fund                    25,000,000              $   250,000

The par  value of each  share of stock in each  Series is One Cent  ($0.01)  per share.

     SEVENTH:  Immediately  prior to the  Reallocation,  the  number  of  shares allocated  among  the duly  established  classes  of  shares  (each  hereinafter referred to as a "Class") of the fourteen (14) Series of stock and aggregate par value of each class was as follows:

                                               NUMBER OF SHARES        AGGREGATE
SERIES NAME                  CLASS NAME          AS ALLOCATED          PAR VALUE
-----------                  ----------          ------------          ---------
Global Gold Fund             Investor             200,000,000         $2,000,000
                             A                     20,000,000            200,000
                             Institutional         10,000,000            100,000
                             B                     10,000,000            100,000
                             C                     10,000,000            100,000
                             R                     10,000,000            100,000
Income & Growth Fund         Investor             300,000,000         $3,000,000
                             Institutional         50,000,000            500,000
                             A                    100,000,000          1,000,000
                             C                     10,000,000            100,000
                             R                     10,000,000            100,000
                             B                     10,000,000            100,000
Equity Growth Fund           Investor             300,000,000         $3,000,000
                             Institutional         90,000,000            900,000
                             A                     50,000,000            500,000
                             C                     10,000,000            100,000
                             R                     10,000,000            100,000
                             B                     10,000,000            100,000
Utilities Fund               Investor             100,000,000         $1,000,000
                             Advisor               10,000,000            100,000
Disciplined Growth Fund      Investor              80,000,000           $800,000
                             Institutional         10,000,000            100,000
                             A                     10,000,000            100,000
                             R                     10,000,000            100,000
                             B                     10,000,000            100,000
                             C                     10,000,000            100,000
Long-Short Equity Fund       Investor              50,000,000           $500,000
                             Institutional         50,000,000            500,000
                             R                     10,000,000            100,000
                             A                     70,000,000            700,000
                             B                     10,000,000            100,000
                             C                     10,000,000            100,000
Small Company Fund           Investor             300,000,000         $3,000,000
                             Institutional        150,000,000          1,500,000
                             Advisor              150,000,000          1,500,000
                             R                     10,000,000            100,000
NT Equity Growth Fund        Institutional         50,000,000           $500,000
NT Small Company Fund        Institutional         50,000,000           $500,000

                                       2

                                                 NUMBER OF SHARES      AGGREGATE
SERIES NAME                       CLASS NAME      AS ALLOCATED         PAR VALUE
-----------                       ----------      ------------         ---------
International Core Equity Fund    Investor         100,000,000        $1,000,000
                                  Institutional     50,000,000           500,000
                                  A                 10,000,000           100,000
                                  B                 10,000,000           100,000
                                  C                 10,000,000           100,000
                                  R                 10,000,000           100,000
Equity Growth 130/30 Fund         Investor          50,000,000          $500,000
                                  Institutional     50,000,000           500,000
                                  R                 10,000,000           100,000
                                  A                 70,000,000           700,000
                                  B                 10,000,000           100,000
                                  C                 10,000,000           100,000
Disciplined Growth 130/30 Fund    Investor          50,000,000          $500,000
                                  Institutional     50,000,000           500,000
                                  R                 10,000,000           100,000
                                  A                 70,000,000           700,000
                                  B                 10,000,000           100,000
                                  C                 10,000,000           100,000
Core Equity Fund                  Investor          25,000,000          $250,000
Quantitative Equity Fund          Investor          25,000,000          $250,000

     EIGHTH: Pursuant to authority expressly vested in the Board of Directors by
Article  FIFTH and  Article  SEVENTH of the  Articles  of  Incorporation  of the
Corporation,  the Board of  Directors of the  Corporation  has  allocated  Three
Billion  (3,000,000,000)  shares of the Three Billion  (3,000,000,000) shares of authorized  capital stock of the  Corporation  among the fourteen (14) Series of stock of the Corporation as follows:

SERIES                               NUMBER OF SHARES        AGGREGATE PAR VALUE
------                               ----------------        -------------------
Global Gold Fund                          260,000,000               $ 2,600,000
Income & Growth Fund                      480,000,000               $ 4,800,000
Equity Growth Fund                        470,000,000               $ 4,700,000
Utilities Fund                            110,000,000               $ 1,100,000
Disciplined Growth Fund                   130,000,000               $ 1,300,000
Long-Short Equity Fund                    200,000,000               $ 2,000,000
Small Company Fund                        610,000,000               $ 6,100,000
NT Equity Growth Fund                      50,000,000               $   500,000
NT Small Company Fund                      50,000,000               $   500,000
International Core Equity Fund            190,000,000               $ 1,900,000
Equity Growth 130/30 Fund                 200,000,000               $ 2,000,000
Disciplined Growth 130/30 Fund            200,000,000               $ 2,000,000
Core Equity Fund                           25,000,000               $   250,000
Quantitive Equity Fund)                    25,000,000               $   250,000

                                       3

     NINTH:  Pursuant to authority expressly vested in the Board of Directors by
Article FIFTH and Article SEVENTH of the Articles of Incorporation, the Board of
Directors of the Corporation (a) has duly established Classes for each Series of the capital stock of the Corporation and (b) has allocated shares  designated to each Series in Article EIGHTH above among the Classes of shares.  As a result of the Reallocation,  the Classes of shares of the fourteen (14) Series of stock of the  Corporation  and the number of shares and aggregate par value of each is as follows:

                                                NUMBER OF SHARES       AGGREGATE
SERIES NAME                  CLASS NAME          AS ALLOCATED          PAR VALUE
-----------                  ----------         -------------          ---------
Global Gold Fund             Investor             200,000,000         $2,000,000
                             A                     20,000,000            200,000
                             Institutional         10,000,000            100,000
                             B                     10,000,000            100,000
                             C                     10,000,000            100,000
                             R                     10,000,000            100,000
Income & Growth Fund         Investor             300,000,000         $3,000,000
                             Institutional         50,000,000            500,000
                             A                    100,000,000          1,000,000
                             C                     10,000,000            100,000
                             R                     10,000,000            100,000
                             B                     10,000,000            100,000
Equity Growth Fund           Investor             300,000,000         $3,000,000
                             Institutional         90,000,000            900,000
                             A                     50,000,000            500,000
                             C                     10,000,000            100,000
                             R                     10,000,000            100,000
                             B                     10,000,000            100,000
Utilities Fund               Investor             110,000,000         $1,100,000
Disciplined Growth Fund      Investor              80,000,000           $800,000
                             Institutional         10,000,000            100,000
                             A                     10,000,000            100,000
                             R                     10,000,000            100,000
                             B                     10,000,000            100,000
                             C                     10,000,000            100,000
Long-Short Equity Fund       Investor              50,000,000           $500,000
                             Institutional         50,000,000            500,000
                             R                     10,000,000            100,000
                             A                     70,000,000            700,000
                             B                     10,000,000            100,000
                             C                     10,000,000            100,000
Small Company Fund           Investor             300,000,000         $3,000,000
                             Institutional        150,000,000          1,500,000
                             Advisor              150,000,000          1,500,000
                             R                     10,000,000            100,000
NT Equity Growth Fund        Institutional         50,000,000           $500,000
NT Small Company Fund        Institutional         50,000,000           $500,000

                                       4

                                                   NUMBER OF SHARES    AGGREGATE
SERIES NAME                      CLASS NAME          AS ALLOCATED      PAR VALUE
-----------                      ----------         -------------      ---------
International Core Equity Fund   Investor             100,000,000     $1,000,000
                                 Institutional         50,000,000        500,000
                                 A                     10,000,000        100,000
                                 B                     10,000,000        100,000
                                 C                     10,000,000        100,000
                                 R                     10,000,000        100,000
Equity Growth 130/30 Fund        Investor              50,000,000       $500,000
                                 Institutional         50,000,000        500,000
                                 R                     10,000,000        100,000
                                 A                     70,000,000        700,000
                                 B                     10,000,000        100,000
                                 C                     10,000,000        100,000
Disciplined Growth 130/30 Fund   Investor              50,000,000       $500,000
                                 Institutional         50,000,000        500,000
                                 R                     10,000,000        100,000
                                 A                     70,000,000        700,000
                                 B                     10,000,000        100,000
                                 C                     10,000,000        100,000
Core Equity Fund                 Investor              25,000,000       $250,000
Quantitative Equity Fund         Investor              25,000,000       $250,000

     TENTH:  Except as  otherwise  provided by the express  provisions  of these
Articles  Supplementary,  nothing herein shall limit, by inference or otherwise, the  discretionary  right of the Board of  Directors to  serialize,  classify or reclassify and issue any unissued  shares of any Series or Class or any unissued shares that have not been  allocated  to a Series or Class,  and to fix or alter all terms thereof,  to the full extent provided by the Articles of Incorporation of the Corporation.

     ELEVENTH: A description of the Series and Classes of shares,  including the
preferences,   conversion  and  other  rights,   voting  powers,   restrictions,
limitations  as to  dividends,  qualifications,  and  terms and  conditions  for redemption is set forth in the Articles of  Incorporation of the Corporation and
is not  changed by these  Articles  Supplementary,  except  with  respect to the creation and/or designation of the various Series.

     TWELFTH: The Board of Directors of the Corporation duly adopted resolutions dividing into Series and Classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles Supplementary.

                                       5

     IN WITNESS WHEREOF,  AMERICAN CENTURY  QUANTITATIVE  EQUITY FUNDS, INC. has
caused these Articles  Supplementary  to be signed and  acknowledged in its name and on its behalf by its  SeniorVice  President and attested to by its Assistant
Secretary on this 27th day of November, 2007.

                                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

ATTEST:

/s/ Otis H. Cowan III                By:  /s/ Charles A. Etherington
----------------------------------        --------------------------------------
Name:  Otis H. Cowan III                  Name:  Charles A. Etherington
Title:    Assistant Secretary             Title:  Senior Vice President

     THE  UNDERSIGNED  Senior Vice  President of AMERICAN  CENTURY  QUANTITATIVE
EQUITY FUNDS,  INC.,  who executed on behalf of said  Corporation  the foregoing
Articles Supplementary to the Charter, of which this certificate is made a part, hereby  acknowledges,  in the name of and on  behalf  of said  Corporation,  the foregoing Articles  Supplementary to the Charter to be the corporate act of said
Corporation,  and  further  certifies  that,  to  the  best  of  his  knowledge, information and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material  respects  under the penalties of perjury.

Dated:  November 27, 2007            /s/ Charles A. Etherington
                                     -------------------------------------------
                                     Charles A. Etherington, Senior Vice President